EXHIBIT 10.2

                          SVB FINANCIAL SERVICES, INC.

                    1997 RESTATED INCENTIVE STOCK OPTION PLAN

         1. PURPOSES.

                  (a) Restated Plan. This 1997 Incentive Stock Option Plan modifies and restates the 1994 Stock Option Plan adopted by the Board of Directors of Somerset Valley Bank on March 31, 1994 and which was ratified by the shareholders of the Bank on April 26, 1994. The 1994 Stock Option Plan was assigned by Somerset Valley Bank to SVB Financial Services, Inc. by resolution of the Boards of Directors of both corporations at meetings of the respective Boards of Directors held on October 31, 1996. The Restated Incentive Stock Option Plan restates the provisions of the 1994 Stock Option Plan as to Incentive Stock Options only.

                  (b) Opportunity to Purchase Stock. The purpose of the Plan is to provide a means by which selected Employees of the Company and its Affiliates may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of the Company and its Affiliates, to secure and retain the services of new Employees of the Company and its Affiliates, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

                  (c) Incentive Stock Options. The Company intends that the Options issued under the Plan shall be Incentive Stock Options.

         2.  DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) respectively of the Code, whether such corporations are now or are hereafter existing.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Change of Control" means the occurrence, at any time after December 31, 1996, of (i) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company or the transfer ownership of nay voting stock of the Company to any Person or "group" (as such term is defined in Section 13 (d)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), of Persons as a consequence of which those Persons who held the voting stock of the Company immediately prior to such merger, consolidation or transfer do not hold either directly or indirectly a majority of the voting stock of the Company(or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger, consolidation or transfer; (ii) the sale of all or substantially all of the assets of the Company to any Person or "group" of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a subsidiary of the Company, or an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iii) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the
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Company  made  in  opposition  to the  nominees  recommended  by the  Continuing
Directors) during any period of 12 consecutive months all or any portion of which is after (i) the date set forth above, and (ii) the date the Company first has securities registered under Section 12 of the Exchange Act, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Board of Directors of the Company unless a separate Committee has been appointed by the Board in accordance with Section 3(c) of the Plan.

         (f) "Common Stock" means the common stock of SVB Financial Services, Inc., a New Jersey corporation.

         (g) "Company" means SVB Financial Services, Inc., a New Jersey corporation.

     (h) "Continuing Directors of the Company" means with respect to any period of 12 consecutive months (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any member of the Board of Directors of the Company elected after the first day of such period at any annual meeting of the shareholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such Committee were Continuing Directors at the time of such nomination , and
(iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors of the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors at the time of such election.

         (i) "Continuous Status as an Employee" means the employment or relationship as an employee is not interrupted or terminated with the Company or any Affiliate. Continuous Status as an Employee shall not be considered interrupted in the case of : (1) any sick leave, military leave, or any leave of absence approved by the Committee; provided, however, that for purposes of the Incentive Stock Options, any such leave is for a period of not more than ninety
(90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute; or (2) transfers between locations of the Company or between the Company and its Affiliates or between the Company or its Affiliates on the one hand and their successors, on the other hand.

         (j) "Director" means a member of the Board.

         (k)  "Disability"  means  permanent and total  disability as defined in
Section 22 (e) (3) of the Code.

         (l) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b) (3) (i) of Rule 16b-3, and any other applicable rules, regulations and interpretations of the Securities and Exchange Commission.

         (m) "Employee" means any person, including officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (n) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.
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         (o) "Fair Market  Value"  means,  as of the any date,  the value of the
Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System, the Fair Market Value of a share of Common Stock shall be the Closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or exchange with the greatest volume of trading in the Common Stock), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean of the closing bid and the asked prices for the Common Stock on the date of determination (or, if such prices are not reported for such date, such prices as reported on the nearest preceding date), as reported in the Wall Street Journal or such other source as the Committee deems reliable;

                  (iii) If the Fair Market Value is not  determined  pursuant to
(i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

         (p) "Incentive Stock Option" means an Option qualifying as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (q) "Nonstatutory Stock Option" means an Option not qualifying as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s)  "Option" means a stock option granted pursuant to the Plan.

         (t) "Option Agreement" means a written agreement between the Company and the Optionee evidencing the conditions of an individual Option grant. The Option Agreement shall be subject to the terms and conditions of the Plan.

         (u) "Optioned Shares" means with respect to any Option the Shares of the Common Stock subject to the Option.

         (v) "Optionee" means an Employee or Consultant who holds an outstanding Option.

         (w) "Person" means an individual or an entity.

         (x) "Plan" the SVB Financial Services, Inc. 1997 Restated Incentive Stock Option Plan.

         (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

         (z) "Shares" shall mean a share of Common Stock, as adjusted in accordance with Section 10.

         3.  ADMINISTRATION.

         (a) Committee. The Plan shall be administered by the Committee.

         (b) Powers. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

                  (i) grant Options;

                  (ii) determine, in accordance with Section 6 of the Plan, the Fair Market Value per Share of the Common Stock;

                  (iii) determine, in accordance with Section 6, the exercise price per Share at which Options may be exercised;

                  (iv) determine the Employees to whom, and the time or times at which, Options shall be granted, the number of shares of Optioned Stock subject to each Option and the vesting schedule of such Options;

                  (v) determine the terms and provisions of each Option granted (which need not be identical) and the forms of Option Agreements and, with the consent of the Optionee, and subject to Section 11, to modify or amend any outstanding Option;

                  (vi) accelerate or defer (with the consent of the Optionee) the date of any outstanding Option;

                  (vii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee;

                  (viii) amend the Plan as provided in Section 11;

                  (ix) construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for the administration of the Plan, subject to Section 11; including correcting any defect, omission or inconsistency in the Plan or in any Option Agreement, in any manner and to the extent it shall deem necessary or expedient to make the Plan Fully effective;

                  (x) authorize the sale of shares of the Company's Common Stock in connection with the exercise of the Options;

                  (xi) effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and grant in substitution thereof new Options relating to the same or different numbers of Shares, but having an exercise price per share consistent with Section 6(b) at the date of the new Option grant; and

                  (xii)  make  all  other  determination   deemed  necessary  or
advisable for the administration of the Plan.

         (c) Committee. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such Committee shall be Disinterested Persons, if required under Section 3 (d). From time to time, the Board may increase the size of the Committee and appoint such additional members, remove members (with or without cause) and substitute new members of the committee, fill vacancies, (however caused) and remove members of the committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing plans intended to qualify as a discretionary plan under Rule 16b-3.

         (d) Exchange Act Registration. Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

         4.  SHARES SUBJECT TO PLAN.

         (a) Number of Shares. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options is 82,404 shares of the Company's Common Stock, of which Options have previously been issued to Employees for 50,400 shares of the Company's Common Stock pursuant to the 1994 Stock Option Plan. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Optioned Shares not purchased under such Option shall revert to and again become available for issuance under the Plan unless the Plan shall have terminated; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan.

         (b) Stock Subject to Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

         5.  ELIGIBILITY.

         (a) Employees. Incentive Stock Options may be granted to Employees only.

         (b) 10% Holders. No person shall be eligible for the grant of an Incentive Stock Option, if, at the time of the grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of the grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of the grant.

         (c) Directors. A Director shall only be eligible for the benefits of this Plan if he or she is also an Employee, provided, however, a Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of Optioned Shares which may be covered by Options granted to the Director: (i) the Committee consists only of Non-Employee Directors; or, (ii) the Plan otherwise complies with the requirements of Section 16b-3. This Section 5 (c) shall not apply prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act.

         (d) Other Limits on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time of the grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand ($100,000) Dollars, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         6.  OPTION PROVISIONS.

         Each Option Agreement shall be in such form and contain such terms and conditions as the Committee shall deem appropriate. In the event that any provision of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

         (a) Term. No Option shall be  exercisable  after the expiration of five
(5) years from the date it was granted and the term of each Option shall be stated in the Option Agreement.

         (b) Price. Subject to Section 5, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Stock Option shall not be less than the par value of the Optioned Shares on the date the Option was exercised.

         (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either in cash or check.

         (d) Exercise. Subject to 9(f), an Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company by cash or check. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company by cash or check, amounts necessary to satisfy applicable federal, state or local tax withholding requirements.

         (e) Non-Transferability. An Incentive Stock Option shall not be transferrable except by will or by laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by such person.

         (f) Vesting. The total number of shares of stock subject to an Option may, but need not, be allocated in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of the installment periods, the option may become exercisable ("Vest") with respect to some of all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but has not been fully exercised. During the remainder of the term of the Option, (if its term extends beyond the end of the installment period), the Option may be exercised from time to time with respect to any Shares then remaining subject to the Option. The provisions of the this subsection are subject to any Option provisions governing minimum number of Shares as to which an Option may be exercised. Options may not be exercised in fractional shares.

         (g) Securities Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under Section 6 (f), as a condition of exercising such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone, or together with the purchaser representative, the merits and risks of exercising the Option;
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with the present intention of selling or otherwise distributing the stock; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, or
(ii) as to any such requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the applicable securities laws. The Company may, upon advice of Counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary and appropriate in order to comply with applicable securities laws, including but not limited to, legends restricting the transfer of the stock, and may enter stop-transfer orders against the transfer of the Shares of Common Stock issued upon the exercise of an Option. The Company has no obligation to undertake registration of Options or the Shares of Common Stock issued upon the exercise of an Option.

         (h) Termination of Employment. In the event an Optionee's Continuous Status an Employee terminates (other than by the Optionee's death or disability), the Optionee may exercise his or her Option but only prior to the
(i) expiration of three (3) months after the date of such termination and (ii) expiration of the term of the Option as set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of such termination. If, at the date of such termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If after termination, the Optionee does not fully exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate and the Shares covered by the unexercised portion of the such Plan shall revert to and again become available under the Plan.

         (i) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee or his or her personal representative may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, at the date of such termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again be available under the Plan. If, after such termination, the Optionee does not fully exercise his or her Option within the time period specified herein, the Option shall terminate and the Shares covered by the unexercised portion of the Option shall revert to and again become available under the Plan.

         (j) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised , at any time within twelve (12) months following the date of death (or such longer or shorter time as may be specified in the Option Agreement) but in no event later than the expiration date of the Option as set forth in the Option agreement, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option as of the date of his or her death. If at the time of death, the Optionee was not entitled to exercise his or her entire Option, then the Shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option, does not fully exercise the Option within the time period specified herein, then the Shares covered by the unexercised portion of the Option shall revert to and again become available under the Plan.

         7.  COVENANTS OF THE COMPANY.

         (a) Reserves. During the term of the Options, the Company shall keep available at all times and shall reserve the number of shares required to satisfy such Options upon exercise.

         (b) Regulatory Approvals. The Company shall seek and obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options;
provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan or any Option or any Shares issued or issuable pursuant to such Options. If, after reasonable efforts, the Company is unable to obtain from such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of the Shares under the Plan, the Company shall be relieved from any liability for failure to issue or sell Shares upon exercise of such Options unless and until authority is obtained.

         8.  USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of the stock pursuant to Options shall constitute general funds of the Company.

         9.  MISCELLANEOUS.

         (a) Acceleration of Vesting. The committee shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will Vest pursuant to Section 6 (g), notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will Vest.

         (b) No Rights as Shareholder. Neither an Optionee nor any person to whom an Option is transferred under Section 6(f) shall be deemed to be the holder of or to have any of the rights of a holder with respect to, any Shares subject to such Option including, but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for the exercise of the Option according to its terms, the certificates evidencing such Shares have been issued and such person has become the record owner of such Shares.

         (c) No Right To Continue as Employee. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, or Optionee any right to continue in the employ of the Company, or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment or the relationship of any Employee or Optionee with or without cause.

         (d) Date of Grant. Once shareholder approval of the Plan has been obtained, the date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant. The Code may cause the grant date to be recognized as the date of the grant even though shareholder approval has not been obtained.

         (e) Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by the Committee fails to comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (f) Conditions Upon Exercise of Options. Notwithstanding any other provisions, Shares shall not be issued and Options shall not be exercised unless the exercise of such Option and the Issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (g) Grants Exceeding Allotted Shares. If the Optioned Shares exceed, as of the date of the grant, the number of shares that may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Shares, unless shareholder approval of an amendment to the Plan sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 11 of the Plan.

         (h) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when it is received. Any written notice to Optionee required by the Plan shall be addressed to the Optionee at the address on file for the Optionee with the Company and shall become effective 3 days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight delivery service.

         10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the maximum number of Shares of Common Stock subject to the Plan, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Option has yet been granted or have been returned to the plan upon cancellation or expiration of an option, as well as the price per share of Common Stock shall be proportionally adjusted for any increase or decrease in the number of issued shares of the Common Stock, resulting from a stock split, stock dividend, combination or reclassification of shares of Common Stock effected without consideration by the Company; provided, however that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable.

         (c) Merger or Asset Sale. Subject to Section 10 (b), in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including Shares as to which the Option would not otherwise be vested. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the notice, and the Option will terminate upon the expiration of such period. For the purposes of this Section, the Option shall be considered to be assumed if following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether in stock, cash,or other securities or property) received in the merger or sale of asset by holders of Common Stock for each share of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration, the type of Common Stock); provided, however, that if such consideration received in the solely common equity of the successor entity or its Affiliates, the Committee may, with the consent of the successor entity the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely Common Stock of the successor entity or its Affiliates equal Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

         (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant options which provide for the acceleration of the vesting of shares subject to an Option upon a Change of Control. Such provisions shall be set forth in the Option Agreement.

         11.  AMENDMENT OF THE PLAN.

         (a) Amendments by the Committee. The Committee at any time, from time to time, may amend the Plan, provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with the changes in the Code, ERISA or the rules and regulations promulgated thereunder.

         (b) Compliance with the Code and Rule 16b-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and the Options granted hereunder into compliance with the Code and Rule 16b-3.

         (c) Shareholder Approval. Notwithstanding anything to the contrary, the Company shall obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Rule 16b-3 or with the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements o any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, f required shall be obtained in such manner and to such degree as is required by the applicable law, rule or regulation.

         (d) Rights and Obligations Granted Prior to Amendments. Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionee or his or her successor and (ii) such person consents in writing.

         12.  TERMINATION OR SUSPENSION OF THE PLAN.

         (a) Termination Date. The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate within ten (10) years of the date the Plan is adopted by, the Board of Directors or approved by shareholders of the Company which ever date is earlier. No Options may be granted under the Plan while it is suspended or after it is terminated.

         (b) Alteration of Existing Rights. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan except with the consent of the Optionee or his or her successor.

         13.  EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company. Continuance of the Plan shall be subject to the approval of the shareholders within 12 month from the date of the Plan or the Board.